As filed with the Securities and Exchange Commission on May 3, 1999


                                                     Registration No. 33-45437
                                                             File No. 811-6549
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]
         -------------------------------------------------------

                          Pre-Effective Amendment No.               [ ]

                         Post-Effective Amendment No. 10            [X]

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY      [X]
                                   ACT OF 1940

                                Amendment No. 14                    [X]

                        (Check appropriate box or boxes)

                          AMERICA'S UTILITY FUND, INC.
               (Exact name of registrant as specified in charter)

                              901 East Byrd Street
                            Richmond, Virginia 23219
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code (804) 775-5719
                                ---------------

                           Paul F. Costello, President
                              901 East Byrd Street
                            Richmond, Virginia 23219
                     (Name and address of agent for service)
                               -----------------

                                    Copy to:
                           Timothy W. Diggins, Esquire
                                  ROPES & GRAY
                             One International Place
                           Boston, Massachusetts 02110
                                 --------------

It is proposed that this filing will become effective (check appropriate box):


[X] immediately upon filing pursuant to paragraph (b)
[ ] on May 3, 1999 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)
[ ] on [date] pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

      If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      [America's Utility Fund, Inc. logo]


                          AMERICA'S UTILITY FUND, INC.
                  MANAGED BY MENTOR INVESTMENT ADVISORS, LLC
                          PROSPECTUS DATED MAY 3, 1999


     This prospectus contains information you should know before you invest. Please read it carefully and keep it with your investment records.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                    CONTENTS




                                                                           Page
                                                                           ----
FUND SUMMARY ..........................................................      3
  I.  Objective, Principal Investment Strategies, and Principal Risks..      3
        Objective .....................................................      3
        Principal Investment Strategies ...............................      3
        Principal Risks ...............................................      3
  II. Performance Information, Fees and Expenses ......................      5
        Performance Information .......................................      5
        Fees and Expenses .............................................      5
OTHER INVESTMENT STRATEGIES AND RISKS .................................      6
OTHER INFORMATION .....................................................      7
 Changes in Policies ..................................................      7
 Portfolio Turnover ...................................................      7
 Securities Ratings ...................................................      7
 Temporary Defensive Investing ........................................      7
GENERAL INFORMATION ...................................................      7
 Investment Manager ...................................................      7
 Pricing of Fund Shares ...............................................      8
 How to Invest In the Fund ............................................      8
     Investing Through a Plan .........................................      8
     Investing Through a Single Investment ............................      9
 Dividends and Distributions ..........................................      9
 Redeeming Shares .....................................................     10
 Taxes ................................................................     10
FINANCIAL HIGHLIGHTS ..................................................     12

                                 FUND SUMMARY

I. OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS.


     OBJECTIVE. America's Utility Fund, Inc.'s investment objective is to seek current income and moderate capital growth by investing primarily in securities issued by utility companies.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund's investments in utility companies may include both equity securities, such as common and preferred stocks, and debt securities, such as bonds. Mentor Investment Advisors, LLC the Fund's investment manager ("Mentor Advisors"), selects the Fund's investments based on Mentor Advisor's evaluation of which investments will best help the Fund to achieve its objective. The Fund would typically expect to invest in equity securities for capital growth or for current income (to the extent the Fund's equity investments pay dividends); investments in debt securities would typically be expected to provide current income.

     The Fund normally invests at least 65% of its total assets, measured at the time of the Fund's purchase of any particular investment, in securities issued by utility companies. The Fund may invest the balance of its assets in other securities Mentor Advisors believes offer the potential for producing current income or capital growth, or both. The types of investments held by the Fund will vary with Mentor Advisors' view of general economic and market conditions, such as, for example, changes in interest rates. These investments may include common stock and other equity securities issued by non-utility companies, as well as debt securities, such as U.S. government securities and corporate bonds, notes, and debentures. Mentor Advisors will decide to buy or sell securities based on a variety of factors, including overall quality, relative yields, performance relative to proprietary models, and Mentor Advisors' general evaluation of such securities and their potential to produce current income or capital growth.

     "Utility companies" include companies engaged in the manufacture, production, generation, transmission, sale, or distribution of electric or gas energy and companies engaged in telecommunications, including telephone, telegraph, satellite, microwave, and other communications media. Mentor Advisors considers a particular company to be a "utility company" if at the time of investment Mentor Advisors determines that at least 50% of the company's assets, revenues, or profits are derived from one or more of the activities described above (other than public broadcasting or cable television). Under normal circumstances, the Fund will invest at least 65% of its total assets (determined at the time of investment) in the securities of utility companies.

     Debt securities in which the Fund may invest will be rated at the time of purchase at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's (or comparably rated by another nationally recognized rating organization), or may be unrated securities determined to be of comparable quality by Mentor Advisors. The Fund's debt securities will typically have short to intermediate maturities (up to five years).


     The Fund's investments may include the securities of both U.S. and foreign issuers, and may be denominated in either the U.S. dollar or in foreign currencies. The Fund may purchase and sell foreign currencies, and may use foreign currency forward and futures contracts for hedging purposes.

     PRINCIPAL RISKS.


       o CONCENTRATION RISK. Because the Fund's investments are concentrated in utility companies, the value of the Fund's shares may fluctuate more widely than those of funds investing in a broader range of industries and companies. Many utility companies have historically been subject to risks of increases in fuel costs and other operating costs, changes in applicable laws and regulations, increased costs and delays associated with compliance with environmental regulations, and other risks further discussed in the `Other Investment Strategies and Risks' section of this Prospectus.

       o ISSUER EQUITY RISK. Equity securities may decline in value in response to factors relating to the issuer, such as poor management decisions or falling demand for a company's goods or services. Similarly, factors affecting a company's particular industry, such as increased production costs, may affect the value of its equity securities.

       o MARKET EQUITY RISK. Equity securities also may fall in value as a result of factors affecting entire financial markets, such as political or economic developments, or changes in investor psychology.

       o SMALLER COMPANY EQUITY RISK. Smaller companies are more likely than larger companies to have limited product lines or smaller markets for their products and services, and they may depend on a small or inexperienced management group. Small company stocks may not trade very actively, and their prices may fluctuate more than stocks of other companies. Stocks of smaller companies may be more vulnerable to negative changes than stocks of larger companies.

       o FIXED INCOME INVESTMENT RISK. The Fund's investments in debt securities such as bonds, notes, and asset backed securities are obligations of the issuer to make payments of principal and/or interest on future dates. As interest rates rise, the Fund's debt security investments are likely to be worth less. This INTEREST RATE risk is generally greater for debt securities with longer maturities (MATURITY RISK), and may be compounded for investments in mortgage-related or other asset-backed securities that may be prepaid (PRE-PAYMENT RISK). Fixed income investments also carry the risk that the issuer or the guarantor of a security will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Varying degrees of such CREDIT RISK, often reflected in credit ratings, apply. Investments in foreign securities are often subject to increased credit risk because of the difficulties of requiring foreign issuers to honor their contractual commitments.

       o FOREIGN INVESTMENT RISK. Foreign investments may experience more rapid and extreme changes in value than U.S. investments. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation, or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment.

       o CURRENCY RISK. Investments in securities denominated in foreign currencies will be subject to currency risk, which is the risk that those currencies will decline in value relative to the U.S. Dollar.


   THE FUNDS' SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

II. PERFORMANCE INFORMATION, FEES, AND EXPENSES.

     PERFORMANCE INFORMATION. The following information provides some indication of the Fund's risks by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last six calendar years. The table following the bar chart compares the Fund's performance to that of the Standard & Poor's Utility Index. The Fund's past performance is not an indication of future performance.


                                    [GRAPH]


     During the periods shown in the bar chart, the highest return for a quarter was 13.26% (quarter ending 12/31/97), and the lowest return for a quarter was -10.96% (quarter ending 3/31/94).




                                                                                 SINCE
      AVERAGE ANNUAL TOTAL RETURNS                                             INCEPTION
      (FOR PERIODS ENDING 12/31/98)         PAST ONE YEAR     PAST 5 YEARS     (05/05/92)
----------------------------------------   ---------------   --------------   -----------
        America's Utility Fund .........   15.47%            11.54%           12.48%
        S&P Utility Index* .............   14.77%            14.04%           14.53%



* The S&P Utility Index is an unmanaged index of common stocks issued by the utility companies.

     FEES AND EXPENSES. The information in the expense table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




       SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                   None

       ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
        ASSETS)
        (AS A % OF AVERAGE NET ASSETS)
       Management Fee                                                               0.26
       Other Expenses
        Shareholder Service Fee                                       0.25
        Administrative Service Expense                                0.39
        Other                                                         0.41
       Total Other Expenses                                                         1.05
                                                                                  ------

        Total Annual Operating Expenses                                             1.31

     The Examples below translate the "Total Annual Operating Expenses" shown in the preceding table into dollar amounts. This allows you to compare more easily the costs of investing in the Fund with the costs of investing in other mutual funds. The examples assume that you invested $10,000 over the years indicated, that the Fund's operating expenses remained the same, that you reinvested all dividends and distributions, and that you earned a hypothetical 5% return.


     Investors should keep in mind that the examples are for comparison purposes only. The Fund's actual performance and expenses may be higher or lower. Expenses are based on the Fund's last fiscal year.



                                    EXAMPLES




 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
$  133        $415        $718      $1,579


                     OTHER INVESTMENT STRATEGIES AND RISKS

     UTILITY COMPANIES. Many utility companies, especially electric, gas, and other energy-related utility companies, have historically been subject to risks of increase in fuel costs and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, changes in technology which may render existing plants, equipment, or products obsolete, the effects of energy conservation and operating constraints, and increased costs and delays associated with compliance with environmental regulations. In particular, regulatory changes could increase costs or impair the ability of utility companies to operate their facilities or obtain adequate return on invested capital. Generally, prices charged by utilities are regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that utility companies earn a sufficient return to attract capital for growth while providing appropriate services. There can be no assurance that such pricing policies or regulated rates of return will continue in the future.

     In recent years, regulatory changes in the United States have increasingly allowed utility companies to provide services and products outside traditional geographic areas and lines of business, creating new areas of competition within the utilities industries. This trend toward deregulation and the emergence of new entrants have caused non-regulated providers of utility services to become a significant part of the utilities industries. Mentor Advisors believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core businesses from increased competition and may be less profitable. Although Mentor Advisors seeks to take advantage of favorable investment opportunities that may arise from these structural changes, there can be no assurance that the Fund will benefit from any such changes.

     DERIVATIVES. Derivatives, which include futures contracts and other instruments, are financial instruments whose values are derived from another security, an index, or a currency. The Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in non-U.S. dollar-denominated securities.

     While hedging can guard against potential risk, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

     INVESTMENTS IN COMPANIES ENGAGED IN THE OIL INDUSTRY. The Fund may invest in securities of issuers engaged in the production, refining, sale, or distribution of oil or oil-related products. Under certain market conditions, the prices of such securities may vary inversely to the prices of securities of utility companies, and so may provide some limited protection against a decline in the Fund's net asset value at times of a general decline in prices of securities of utility companies. The Fund may invest in such securities in an attempt to gain such protection or in an attempt to increase the Fund's investment return.

     The prices of securities of companies in the oil industry and the price of oil are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances, including, for example: social, political, or military disturbances in or near oil-producing countries or oil shipping or pipeline routes; the taxation and regulatory policies of various governments; the activities and policies of OPEC (an organization of major oil producing countries); the discovery of new oil and gas reserves and the development of new techniques for producing, refining, and transporting oil, gas, and related products; energy conservation practices; and the development of alternative energy sources and alternative uses for oil and gas products. In addition, the facilities and other assets of such companies may be subject to the risks of nationalization or expropriation, confiscatory taxation, and risks of political or financial instability and diplomatic developments that could affect their values adversely.

     MANAGEMENT RISK. Although the Fund may have the flexibility to use some or all of the investment strategies, securities, and derivative instruments described in this prospectus and in the SAI, Mentor Advisors may choose not to use a particular strategy or type of security for a variety of reasons. These choices may cause the Fund to miss opportunities, lose money, or not achieve its objective.

     REAL ESTATE INVESTMENT TRUSTS (REITS). The Fund may invest in REITS, which are managed vehicles that invest in real estate or real estate-related assets. Factors typically affecting the value of investments in REITS include those affecting real estate investments generally such as supply of real property in various markets, changes in zoning laws, construction, completion rates, changes in real estate values and property taxes, levels of occupancy, and adequacy of rents to cover operating expenses. The performance of real estate investments may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.

     REPURCHASE AGREEMENTS. The Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. The Fund may enter into such repurchase agreements with banks, broker/ dealers, and other financial institutions pursuant to procedures approved by the Fund's Directors. These transactions must be fully collateralized at all times, but involve some risk to the Fund should the other party default on its obligations and the Fund is delayed or prevented from recovering the collateral.


                               OTHER INFORMATION

     CHANGES IN POLICIES. The investment policies in this prospectus are not fundamental, and the Fund's Board of Directors may change such policies without shareholder approval. As a matter of policy, the Board of Directors would not change the Fund's investment objective without shareholder approval.

     PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains by investors. Because portfolio turnover generally involves some expense to the Fund, it could adversely affect the Fund's performance.

     SECURITIES RATINGS. When securities are rated by one or more independent rating agencies, the Fund uses these ratings to determine credit quality. In cases where a security is rated in conflicting categories by different rating agencies, the Fund may choose to follow the higher rating. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Mentor Advisors will monitor the investment to determine whether continued investment in the security is consistent with the Fund's investment objective.

     TEMPORARY DEFENSIVE INVESTING. During unusual market conditions, the Fund may place up to 100% of its total assets in cash or high-quality, short-term debt securities. To the extent that the Fund does this, it may not achieve its objective.


                              GENERAL INFORMATION

     INVESTMENT MANAGER. The Funds' investment manager is Mentor Investment Advisors, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219. Mentor Advisors has been retained by the Fund's Board of Directors to furnish a complete investment program for the Fund. Subject to the oversight of the Board of Directors,

Mentor Advisors employs a team of investment professionals to make investment decisions on behalf of the Fund consistent with the Fund's stated objective. The Fund pays Mentor Advisors a monthly management fee, calculated daily, based on the Fund's average daily net assets. The Fund paid Mentor Advisors an aggregate management fee of 0.26% of the Fund's average daily net assets for the fiscal year ended December 31, 1998.

     Mentor Investment Group, LLC, the parent of Mentor Advisors ("Mentor"), serves as Administrator to the Fund; the Fund pays fees to Mentor monthly at an annual rate of 0.65% of the Fund's average daily net assets, less any management fees paid by the Fund to Mentor Advisors. Mentor, itself or through Mentor Services Company, Inc., a wholly owned subsidiary of Mentor, also provides shareholder support services to the Fund and its shareholders.


     The Fund receives services from a number of providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of computer software to distinguish the Year 2000 from the Year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund from this problem. Additionally, companies and other issuers of securities in which the Fund invests may be adversely affected by the Year 2000 problem, which in turn may have an adverse affect on the value of the Fund's investments.

     PRICING OF FUND SHARES. The Fund calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the numbers of its shares outstanding. Net asset value is computed once daily as of 4:00 P.M. on each day the New York Stock Exchange is open for trading. Fund portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair values.

     Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Board of Directors. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of Fund shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.


     HOW TO INVEST IN THE FUND. You may invest in the Fund either through an installment plan (a "Plan"), or by a single initial investment with a higher minimum investment amount. Shares of the Fund are sold at the net asset value next determined after a purchase order in good order (for example, with all required signatures and other required information) is received by the Fund, whether by installment or single payment method.


   o INVESTING THROUGH A PLAN. An investor may enroll in a Plan to make regular monthly payments to the Fund over the course of a year, by selecting the monthly payment amount on the Plan enrollment form. After receipt of an investor's monthly payment, the Fund will credit the investor's account with shares in the Fund and any fractions thereof, priced at the net asset value next determined after receipt of the payment in good order. Similarly, dividends and distributions declared by the Fund will be reinvested in additional Fund shares unless an investor otherwise notifies the Fund in writing.

   o INVESTING THROUGH A SINGLE INVESTMENT. Alternatively, an investor may make a single initial investment in the Fund. This requires a minimum initial investment of $1,000 and is the method required for establishing an IRA 2 initial investment for an IRA) or other retirement plan account. The Fund will credit such an investor's account with shares in the Fund and any fractions thereof priced at net asset value next determined after receipt by the Fund of an enrollment application and accompanying payment in good order. Additional investments may be made at any time in amounts of $40 or more ($100 or more for IRA accounts). Investors using the single payment method may also participate in a monthly installment plan, if desired.




         INVESTMENT THROUGH AN INSTALLMENT PLAN                     INVESTMENT BY SINGLE INITIAL PAYMENT
--------------------------------------------------------   ------------------------------------------------------
1. To invest by making monthly installment                 1. To invest in the Fund by a single initial payment,
 payments from your bank account via "ACH"                  complete the appropriate portion of the enrollment
 (Automated Clearinghouse), complete and sign an            application and mail the enrollment application,
 Automatic Monthly Investment Application Form              with a check payable to the Fund: America's Utility Fund,
 and mail it to America's Utility Fund, P.O. Box            Inc., P.O. Box 8507, Boston MA 02266. If you do
 8507, Boston, MA 02266 no later than the date              not have an enrollment application, you may call
 specified on the enrollment application.                   Mentor Services Company at 800-487-3863 to
2. Decide how much you want to invest each month.           obtain one.
 Your monthly investment can be any dollar                 2. Individual Retirement Accounts (IRAs) and other
 amount that is forty dollars ($40.00) or more.             retirement accounts are established by a single
 Make sure that you choose an amount that you can           initial payment, and require separate enrollment
 afford each month. Investments over the amount of          documentation. If you are interested in an IRA,
 your monthly installments will be accepted and             call us at 1-800-487-3863 to request our IRA
 invested in Fund shares.                                   enrollment kit.
3. To invest by making monthly installment                 3. The minimum initial investment is $1,000 ($250
 payments via check, you should mail your check             for an IRA). Subsequent investments can be
 and account investment coupon (located on the              made, whenever you wish, in amounts of $40 or
 bottom portion of each transaction confirmation            more except for IRAs, which require subsequent
 statement) each month to America's Utility Fund,           investments in amounts of $100 or more.
 P.O. Box 8507, Boston MA 02266. All installment
 payments should be made by check made payable
 to America's Utility Fund, Inc.
4. If during your first year of participation in a Plan
 you stop participating for any reason prior to your
 Plan's completion and you request a redemption of
 your share account, you will receive cash in an
 amount equal to the then current net asset value of
 your shares in the Fund.



     DIVIDENDS AND DISTRIBUTIONS. All dividends and capital gain distributions on Fund securities will be reinvested in additional Fund shares for your account on the payment date, unless in a written notice received by Mentor Services Company not less than five business days prior to the next payment date, you elect to receive such dividends and distributions in cash. Once the Fund receives such written notice of election to receive cash distributions, the Fund will continue to pay all such distributions in cash until otherwise instructed in writing by you.


     Dividends of ordinary income will normally be paid by the Fund quarterly, and long-term capital gains, if any, will normally be paid annually. Investors must report on their income tax form both dividends and capital gains, whether received in cash or reinvested in additional Fund shares.

     REDEEMING SHARES. Regardless of whether your participation in the Fund is through a Plan or by the initial payment method, you may redeem all of your account and terminate your participation at any time by sending a written request for full redemption to the Fund or by calling the Fund at 800-487-3863. You can also redeem portions of your account.


     The Fund may redeem and terminate those shareholder accounts which fall below a minimum investment balance of $240. Effective September 1, 1999, the minimum investment balance will be $1,000. If your account investment balance is less than the required minimum, you will be given 60 days notice in which to invest a sufficient amount to establish the minimum investment balance prior to an involuntary redemption and termination by the Fund. However, new installment accounts established after August 1998 will have 30 months from the date of first investment to reach the $1,000 minimum.


     All requests for redemptions made to the Fund in writing must be signed by the shareholder(s) of the account, in the name(s) as shown on the account statement. It is suggested that all written redemption requests be sent by certified mail, return receipt requested. The Fund's custodian or Mentor Services Company may require certain documentation. If the cash redemption is $25,000 or more, your written redemption request must have your signature guaranteed by a commercial bank, trust company or broker.All documents must be in good order before any redemptions can be made. The redemption price will be the net asset value next determined after such documents have been received in proper order. Your request should be sent to America's Utility Fund, c/o Boston Financial Data Services, 2 Heritage Drive, N. Quincy, MA 02171.


     The Fund may also redeem shares if you own shares of the Fund above any maximum amount set by the Fund's Board of Directors. There is presently no maximum, but the Board of Directors may establish one at any time, which could apply to both present and future shareholders.

     Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws. As long as the right of redemption of shares of the Fund is suspended, no shares may be redeemed, and therefore no cash withdrawals may be made. In addition, the Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Fund's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

     TAXES. The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund will distribute substantially all of its net investment income and capital gain net income on a current basis.

     All Fund distributions will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Long-term gains generally are taxable to individuals at a maximum rate of 20%. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Fund will notify shareholders of the amount and tax status of distributions paid by the Fund for the preceding year. In buying or selling securities for the Fund, Mentor Advisors will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Fund's shareholders.


     The foregoing is a summary of certain federal income tax consequences of investing in the Fund. Dividends and distributions also may be subject to state, local, and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, or foreign taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to United States withholding tax.

                             FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP for each of the Fund's fiscal years in the two-year period ended December 31, 1998, and by Deloitte & Touche LLP for each of the fiscal years in the three-year period ended December 31, 1996. KPMG Peat Marwick LLP's report and the Fund's financial statements are included in the Fund's annual report, which is available upon request.




FINANCIAL HIGHLIGHTS
Year Ended December 31,



                                                                 1998         1997         1996         1995         1994
                                                             ------------ ------------ ------------ ------------ ------------
PER SHARE OPERATING PERFORMANCE ............................
NET ASSET VALUE, BEGINNING OF YEAR .........................  $  29.03     $  25.07     $  24.72     $  19.50      $  23.54
                                                              --------     --------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS ..........................
 Net investment income .....................................      0.76         0.92         0.98         0.96          0.96
 Net realized and unrealized gain (loss) on investments ....      3.65         4.79         0.33         5.22         (4.04)
                                                              --------     --------     --------     --------      --------
  Total from investment operations .........................      4.41         5.71         1.31         6.18         (3.08)
                                                              --------     --------     --------     --------      --------
LESS DISTRIBUTIONS .........................................
 From net investment income ................................     (0.76)       (0.96)       (0.96)       (0.96)        (0.96)
 From net realized capital gains ...........................     (1.56)       (0.79)           -            -             -
                                                              ---------    ---------    ---------    ---------     --------
  Total distributions ......................................     (2.32)       (1.75)       (0.96)       (0.96)        (0.96)
                                                              ---------    ---------    ---------    ---------     --------
NET ASSET VALUE, END OF YEAR ...............................  $  31.12     $  29.03     $  25.07     $  24.72      $  19.50
                                                              =========    =========    =========    =========     ========
Total Return* ..............................................     15.47%       23.31%        5.46%       32.30%       (13.10%)
RATIOS / SUPPLEMENTAL DATA .................................
Net assets, end of year (in millions) ......................  $ 168.23     $ 157.05     $ 144.42     $ 162.83      $ 125.01
Ratio of expenses to average net assets ....................      1.31%        1.21%        1.27%        1.21%         1.21%
Ratio of expenses to average net assets excluding waiver ...      1.31%        1.30%        1.36%        1.34%         1.33%
Ratio of net investment income to average net assets .......      2.71%        3.46%        3.90%        4.40%         4.66%
Portfolio turnover rate ....................................     11.22%       26.47%       24.05%       27.77%        28.85%

* Total return does not include sales commissions and is not annualized.

       The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements include in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Fund's annual report discusses the market conditions and investment strategies that significantly affected its performance during its last fiscal year. You may obtain free copies of these materials, request other information about the Fund, or make shareholder inquiries by calling Mentor Services Company at 1-800-487-3863.

       You may review and copy information about the Fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Fund on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Fund's file number under the Investment Company Act, which is 811-6549.





                             AMERICA'S UTILITY FUND
                             901 EAST BYRD STREET,
                            RICHMOND, VIRGINIA 23219
                                 (800) 487-3863






MK 1157
811-6349


PROSPECTUS


America's Utility Fund, Inc.






                                   [America's Utility Fund, Inc. logo]


                           MENTOR DISTRIBUTORS, LLC



                                  DISTRIBUTOR










Prospectus Dated May 3, 1999

                         AMERICA'S UTILITY FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 3, 1999

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of America's Utility Fund, Inc. dated May 3, 1999, as revised from time to time. Certain disclosure has been incorporated by reference from the Fund's Annual Report. A free copy of both the Prospectus and the Annual Report may be obtained by writing Mentor Services Company, Inc., 901 East Byrd Street, P.O. Box 26501, Richmond, Virginia 23261-6501, or by calling 1-800-487-3863.

                               TABLE OF CONTENTS




                                                             PAGE
                                                            -----
Fund History and Classification .........................     2
Investment Restrictions .................................     2
Certain Investment Techniques ...........................     4
Management of the Fund ..................................     8
Control Persons and Principal Holders ...................    11
Investment Advisory Services ............................    11
Other Services ..........................................    12
Brokerage ...............................................    14
Fund Shares .............................................    16
Determination of Net Asset Value ........................    16
Tax Status ..............................................    17
Distribution ............................................    19
Performance Information .................................    19
Members of Investment Teams at Mentor Advisors ..........    23
Independent Auditors ....................................    24
Ratings .................................................    25
Financial Statements ....................................    27

                        FUND HISTORY AND CLASSIFICATION

     America's Utility Fund, Inc. (the "Fund") is a Maryland corporation organized on January 28, 1992. The Fund is an open-end, diversified, management investment company with 500,000,000 shares of authorized common stock, $.001 par value.

                            INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions, which may not be changed without approval by the holders of a majority of the outstanding shares of the Fund. The Fund will not:

       1. Purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, for temporary investment) if as a result more than 5% of the Fund's total assets are invested in the securities of any one issuer; the Fund will concentrate its investments (more than 25% of its assets) in securities issued by utility companies.

       2. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class and all debt issues as a single class) or more than 10% of the outstanding voting securities of any one issuer.

       3. Borrow money or securities for any purpose except to the extent that borrowing up to 10% of the Fund's total assets is permitted for emergency purposes. (Any such borrowings will be made on a temporary basis from banks and will not be made for investment purposes.) Money borrowed will be repaid before additional portfolio securities are purchased.

       4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

       5. Purchase securities for the purpose of exercising control over the issuers thereof.

       6. Underwrite securities of other issuers; provided, that this policy shall not be construed to prevent or limit in any manner the right of the Fund to purchase securities for investment purposes.

       7. Make loans to other persons other than (i) through the purchase of a portion of an issue of publicly distributed debt securities which are not considered loans, (ii) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, or (iii) by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value).

       8. Buy securities on margin, or effect short sales of securities. (Margin payments in connection with transactions in futures contracts, options, forward contracts, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

       9. Issue senior securities other than as consistent with borrowings permitted under 3 above.

       10. Invest in the securities of other investment companies except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

       11. Own, buy or sell commodities or commodity contracts (except that the Fund may purchase and sell foreign currencies, foreign currency futures contracts and related options), or real estate or interests in real estate; provided, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

       12. Invest in warrants unless acquired as a unit or attached to other securities.

       13. Invest in puts, calls, straddles, spreads, or any combination thereof (except that the Fund may invest in foreign currency futures and options transactions and forward contracts).

       14. Invest in limited partnerships or similar interests in oil, gas and other mineral exploration development programs; provided, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

       15. Invest more than 5% of its total assets in any issuer or issuers having a record of less than three years continuous operation, which may include the operations of predecessor companies.

       16. Purchase any security restricted as to disposition under federal securities laws.

       The Investment Company Act of 1940, as amended (the "1940 Act"), provides that the approval of a majority of the outstanding shares of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

       All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

       It is also a policy of the Fund, which may be changed without shareholder approval, not to purchase any voting security of any electric or gas utility company (as defined by the Public Utility Holding Company Act of 1935) if as a result the Fund would then hold 5% or more of the outstanding voting securities of such company.

       Although not a fundamental policy, the Fund will not invest in securities which are not readily marketable. (Foreign currency forward contracts, futures contracts, and options are not considered securities for this purpose.)

                         CERTAIN INVESTMENT TECHNIQUES

     Set forth below is information concerning certain investment techniques in which the Fund may engage, and certain of the risks they may entail.


REPURCHASE AGREEMENTS

     A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Board of Directors and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Mentor Advisors will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


FOREIGN SECURITIES

     Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

     In addition, to the extent that the Fund's foreign investments are not United States dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates; exchange control regulations; foreign withholding taxes or restrictions or prohibitions on the repatriation of foreign currencies and may incur costs in connection with conversion between currencies.

     Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to stockholders.

FOREIGN CURRENCY TRANSACTIONS

     The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging".

     When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

     When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may buy or sell foreign currency futures contracts and put and call options on foreign currencies and on foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.


     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

     CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

     FOREIGN CURRENCY OPTIONS. Options on foreign currencies are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

     SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.


     FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

                            MANAGEMENT OF THE FUND

     The Directors are responsible for generally overseeing the Fund's business.


OFFICERS AND DIRECTORS

     The Directors and officers of the Fund are as follows. Unless otherwise noted, the address of each officer and director is 901 East Byrd Street, Richmond, Virginia 23219.



                             POSITION HELD
NAME AND ADDRESS             WITH A FUND               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------   -----------------------   --------------------------------------------------
Daniel J. Ludeman (41)*      Chairman and Director     Chairman and Chief Executive Officer Mentor
c/o Mentor Funds                                       Investment Group, Inc.; Chairman and Director
901 E. Byrd Street                                     Mentor Income Fund, Inc.; Chairman and
Richmond, VA 23219                                     Trustee, Cash Resource Trust, Mentor Variable
                                                       Investment Portfolios, Mentor Funds and
                                                       Mentor Institutional Trust.

Arnold H. Dreyfuss (70)      Director                  Chairman, Eskimo Pie Corporation; Trustee,
P.O. Box 18156                                         Cash Resource Trust, Mentor Variable
Richmond, Virginia 23226                               Investment Portfolios, Mentor Funds and
                                                       Mentor Institutional Trust; Director, Mentor
                                                       Income Fund, Inc.; formerly, Chairman and
                                                       Chief Executive Officer, Hamilton
                                                       Beach/Proctor-Silex, Inc.

Thomas F. Keller (67)        Director                  R.J. Reynolds Industries Professor of Business
Fuqua School of Business                               Administration and Former Dean of Fuqua
Duke University                                        School of Business, Duke University; Director
Durham, NC 27706                                       of LADD Furniture, Inc., Wendy's
                                                       International, Inc., American Business
                                                       Products, Inc., Dimon, Inc., and Biogen, Inc.;
                                                       Director of Nations Balanced Target Maturity
                                                       Fund, Inc., Nations Government Income Term
                                                       Trust 2003, Inc., Nations Government Income
                                                       Term Trust 2004, Inc., Hatteras Income
                                                       Securities, Inc., Nations Institutional Reserves,
                                                       Nations Fund Trust, Nations Fund, Inc.,
                                                       Nations Fund Portfolios, Inc., and Nations
                                                       LifeGoal Funds, Inc. Trustee, Cash Resource
                                                       Trust, Mentor Variable Investment Portfolios,
                                                       Mentor Funds and Mentor Institutional Trust;
                                                       Director, Mentor Income Fund, Inc.

                                 POSITION HELD
NAME AND ADDRESS                 WITH A FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------   --------------   ------------------------------------------------
Louis W. Moelchert, Jr. (57)     Director         Vice President for Investments, University of
University of Richmond                            Richmond; Trustee, Cash Resource Trust,
Richmond, VA 23173                                Mentor Variable Investment Portfolios, Mentor
                                                  Funds and Mentor Institutional Trust; Director,
                                                  Mentor Income Fund, Inc.

Troy A. Peery, Jr. (52)          Director         Trustee, Cash Resource Trust, Mentor Variable
c/o Mentor Funds                                  Investment Portfolios, Mentor Funds and
901 E. Byrd Street                                Mentor Institutional Trust; Director, Mentor
Richmond, VA 23219                                Income Fund, Inc. Formerly, President of
                                                  Heilig-Meyers Company.

Peter J. Quinn, Jr. (38)*        Director         Managing Director, Mentor Investment Group,
c/o Mentor Funds                                  LLC, and Mentor Services Company, Inc.;
901 E. Byrd Street                                Trustee, Cash Resource Trust, Mentor Variable
Richmond, VA 23219                                Investment Portfolios, Mentor Funds and
                                                  Mentor Institutional Trust; Director, Mentor
                                                  Income Fund, Inc.

Arch T. Allen, III (58)          Director         Attorney at law, Raleigh, North Carolina;
c/o Mentor Funds                                  Trustee, Cash Resource Trust, Mentor Variable
901 E. Byrd Street                                Investment Portfolios, Mentor Funds and
Richmond, VA 23219                                Mentor Institutional Trust; Director, Mentor
                                                  Income Fund, Inc.; formerly, Vice Chancellor
                                                  for Development and University Relations,
                                                  University of North Carolina at Chapel Hill.

Weston E. Edwards (64)           Director         President, Weston Edwards & Associates;
c/o Mentor Funds                                  Trustee, Cash Resource Trust, Mentor Variable
901 E. Byrd Street                                Investment Portfolios, Mentor Funds and
Richmond, VA 23219                                Mentor Institutional Trust; Director, Mentor
                                                  Income Fund, Inc.; Founder and Chairman,
                                                  The Housing Roundtable; formerly, President,
                                                  Smart Mortgage Access, Inc.

                             POSITION HELD
NAME AND ADDRESS             WITH A FUND              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------   ----------------------   -------------------------------------------------
Jerry R. Barrentine (64)     Director                 President, J.R. Barretine & Associates; Trustee,
c/o Mentor Funds                                      Cash Resource Trust, Mentor Variable
901 E. Byrd Street                                    Investment Portfolios, Mentor Funds and
Richmond, VA 23219                                    Mentor Institutional Trust; Director, Mentor
                                                      Income Fund, Inc.; formerly, Executive Vice
                                                      President and Chief Financial Officer,
                                                      Barclays/American Mortgage Director
                                                      Corporation; Managing Partner, Barrentine Lott
                                                      & Associates.

J. Garnett Nelson (59)       Director                 Consultant, Mid-Atlantic Holdings, LLC;
c/o Mentor Funds                                      Trustee, Cash Resource Trust, Mentor Variable
901 E. Byrd Street                                    Investment Portfolios, Mentor Funds and
Richmond, VA 23219                                    Mentor Institutional Trust; Director, Mentor
                                                      Income Fund, Inc., GE Investment Funds, Inc.,
                                                      and Lawyers Title Corporation; Member,
                                                      Investment Advisory Committee, Virginia
                                                      Retirement System; formerly, Senior Vice
                                                      President, The Life Insurance Company of
                                                      Virginia.

Paul F. Costello (38)        President                Managing Director, Mentor Investment Group,
c/o Mentor Funds                                      LLC; President, Cash Resource Trust, Mentor
901 E. Byrd Street                                    Income Fund, Inc., Mentor Institutional Trust,
Richmond, VA 23219                                    Mentor Variable Investment Portfolios and
                                                      Mentor Funds; Director, Mentor Perpetual
                                                      Advisors, LLC.

Terry L. Perkins (51)        Treasurer, Secretary     Senior Vice President and Treasurer, Mentor
c/o Mentor Funds                                      Investment Group, LLC; Treasurer, Mentor
901 E. Byrd Street                                    Institutional Trust, Cash Resource Trust,
Richmond, VA 23219                                    Mentor Variable Investment Portfolios, Mentor
                                                      Funds, and Mentor Income Fund, Inc.

Michael Wade (32)            Assistant Treasurer      Vice President and Controller, Mentor
c/o Mentor Funds                                      Investment Group, LLC Assistant Treasurer,
901 E. Byrd Street                                    Mentor Income Fund, Inc., Cash Resource
Richmond, VA 23219                                    Trust, Mentor Institutional Trust, Mentor
                                                      Variable Investment Portfolios and Mentor
                                                      Funds.

DIRECTOR COMPENSATION

     The table below shows the fees paid to each current Director by the Fund for its 1998 fiscal year, and for the Mentor Family of Funds for the 1998 calendar year.




                                                                       TOTAL COMPENSATION
                                            AGGREGATE COMPENSATION      FROM ALL COMPLEX
TRUSTEES                                         FROM THE FUND          FUNDS (29 FUNDS)
----------------------------------------   ------------------------   -------------------
       Daniel J. Ludeman ...............             $  0                   $     0
       Arnold H. Dreyfuss+ .............             $521                   $32,000
       Thomas F. Keller+ ...............             $443                   $32,000
       Louis W. Moelchert, Jr. .........             $492                   $32,000
       Troy A. Peery, Jr.+ .............             $492                   $40,000
       Peter J. Quinn, Jr.+ ............             $  0                   $     0
       Arch T. Allen, III+ .............             $540                   $32,000
       Weston E. Edwards+ ..............             $540                   $40,000
       Jerry R. Barrentine+ ............             $540                   $42,000
       J. Garnett Nelson+ ..............             $540                   $35,000


----------
+ Elected as a Director December 22, 1997

     The Directors do not receive pension or retirement benefits from the Fund.

     The Articles of Incorporation of the Fund provide that the Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Articles of Incorporation that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Director of any liability to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Fund, at its expense, provides liability insurance for the benefit of its Directors and officers.


                     CONTROL PERSONS AND PRINCIPAL HOLDERS


     The Directors and officers as a group owned less than 1% of the outstanding shares of common stock of the Fund as of April 15, 1999. To the knowledge of the Fund, as of April 15, 1999 no person owned of record or beneficially more than 5% of the outstanding shares of common stock of the Fund as of such date.



                         INVESTMENT ADVISORY SERVICES

     Investment decisions for the Fund and for the other investment advisory clients of Mentor Advisors and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Mentor Advisors' opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. Mentor Advisors employs a professional staff of investment personnel who draw upon a variety of resources for research information for the Fund.

     Expenses incurred in the operation of the Fund, including but not limited to taxes, interest, brokerage fees and commissions, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters are borne by the Fund.


     The Management Contract is subject to annual approval (beginning in 2000) by (i) the Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Mentor Advisors by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contract is terminable without penalty, on not more than sixty days' notice by the Fund or Mentor Advisors.

     Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor") and its affiliates. Mentor is a subsidiary of Wheat First Butcher Singer, Inc., which in turn is a wholly owned subsidiary of First Union Corp. ("First Union"). First Union is a leading financial services company; First Union has announced plans to acquire EVEREN Capital Corporation, which currently has a minority ownership interest in Mentor.



MANAGEMENT FEES

     Under the Management Contract, the Fund pays a monthly management fee, calculated daily, to Mentor Advisors at the following rates, expressed as a percentage of the Fund's average daily net assets: 0.75% of the first $5 million, 0.50% of the next $5 million, 0.25% of the next $90 million, 0.20% of the next $100 million, 0.15% of the next $100 million, and 0.10% thereafter.

     The Fund paid management fees in the following amounts for the fiscal years indicated below:



                     1998           1997          1996
                -------------   -----------   -----------
                $  401,554       $371,906      $352,144


     Mentor (throughout the period from August 21, 1995 to December 31, 1997) paid the expenses of the Fund to the extent total Fund operating expenses exceeded 1.21% of the Fund's average daily net assets. As a result of this expense limitation, Mentor incurred expenses of $144,093 and $124,524, respectively, for the 1996 and 1997 fiscal years.


                                OTHER SERVICES

ADMINISTRATIVE SERVICES


     Mentor acts as administrator to the Fund pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, Mentor assists the Fund in preparation of certain reports to shareholders of the Fund, tax returns, and filings with the SEC, prepares and furnishes reports to the Fund's Board of Directors, and generally assists in the Fund's business operations.

     The Administrative Services Agreement is subject to annual approval (beginning in 2000) by the Board of Directors, provided that the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, or Mentor, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, immediately upon notice, by the Board of Directors or by vote of the holders of a majority of the Fund shares, and on not less than thirty days' notice by Mentor.


     The Fund pays Mentor for such services at an annual rate of 0.65% of the Fund's average daily net assets, less the amount of any management fees paid to Mentor Advisors pursuant to the Management Contract.



ADMINISTRATIVE FEES

     The Fund paid the following fees for administrative services for the fiscal years indicated below.




                      1998           1997          1996
                 -------------   -----------   -----------
                 $  619,122       $596,068      $617,040


SHAREHOLDER SERVICING

     The Fund has entered into a Shareholder Service Agreement dated February 1, 1998 with Mentor, pursuant to which Mentor, by itself or through other financial institutions, provides shareholder support services to the Fund and its shareholders. These services may include, but are not limited to, providing office space and various clerical, supervisory, and computer personnel for the maintenance of shareholder accounts, processing purchase and redemption transactions, and providing assistance to shareholders. In return for providing these services, the Fund pays Mentor a fee, at the annual rate of 0.25% of the Fund's average daily net assets.

     The Fund paid shareholder services fees to Mentor of $392,568 during fiscal year 1998.



TRANSFER AGENT SERVICES


     Prior to December 15, 1997, AUF Service Company received fees from State Street Bank and Trust Company ("State Street"), the Fund's transfer agent, for services performed under a Sub-Transfer Agency Agreement dated August 21, 1995. Pursuant to that Agreement, AUF Service Company provided certain transfer agent, dividend disbursing agent, and other services to the Fund and its shareholders who purchased shares of the Fund through facilities made available to Virginia Power and North Carolina Power customers. State Street's address is P.O. Box 8602, Boston, Massachusetts.



CUSTODY ARRANGEMENTS

     Pursuant to a Custody Agreement dated March 1, 1995, Investors Fiduciary Trust Corporation ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian to the Fund.

                                   BROKERAGE

     Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Mentor Advisors receives brokerage and research services and other similar services from many broker-dealers with which it places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Mentor Advisors' managers and analysts. Where the services referred to above are not used exclusively by Mentor Advisors for research purposes, Mentor Advisors, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to Mentor Advisors and its affiliates in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund Portfolio is not reduced because Mentor Advisors or its affiliates receive these services even though Mentor Advisors might otherwise be required to purchase some of these services for cash.

     Mentor Advisors places all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers. Mentor Advisors seeks the best overall terms available for the Fund, except to the extent it may be permitted to pay higher brokerage commissions as described below. In doing so, Mentor Advisors, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

     As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, the Mentor Advisors may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Mentor Advisors an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Mentor Advisors' authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Board of Directors may adopt from time to time. Mentor Advisors does not currently intend to cause the Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Mentor Advisors will use its best efforts to obtain the best overall terms available with respect to such transactions, as described above.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Board of Directors may determine, Mentor Advisors may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     The Directors have determined that portfolio transactions for the Fund may be effected through Wheat, First Securities, Inc. ("Wheat"), First Union Brokerage Services ("FUBS"), and EVEREN Securities, Inc. ("EVEREN"), broker-dealers affiliated with Mentor Advisors. The Directors have adopted certain policies incorporating the standards of Rule 17e-l issued by the SEC under the 1940 Act which requires, among other things, that the commissions paid to Wheat, FUBS, and EVEREN must be reasonable and fair compared to the commissions, fees, or other remuneration received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Wheat, FUBS, and EVEREN will not participate in brokerage commissions given by the Fund to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The Fund will in no event effect principal transactions with Wheat, FUBS, and EVEREN in over-the-counter securities in which Wheat, FUBS, or EVEREN makes a market.

     Under rules adopted by the SEC, Wheat, FUBS, and EVEREN may not execute transactions for the Fund on the floor of any national securities exchange, but may effect transactions for the Fund by transmitting orders for execution and arranging for the performance of this function by members of the exchange not associated with them. Wheat, FUBS, and EVEREN will be required to pay fees charged to those persons performing the floor brokerage elements out of the brokerage compensation they receive from the Fund.


BROKERAGE COMMISSIONS

     The Fund paid brokerage commissions in the following amounts during the periods set forth below:




                   FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                      1996            1997            1998
                  -------------   -------------   ------------
                    $102,955        $161,766        $75,556

     The following table shows brokerage commissions paid by the Fund to affiliated brokers for the periods indicated:




                                                    FISCAL YEAR      FISCAL YEAR     FISCAL YEAR
                                                        1996             1997           1998
                                                  ---------------   -------------   ------------
         Wheat First Securities, Inc. .........      $ 39,946       $41,440            $21,507
         EVEREN Securities, Inc. ..............      $  3,360(2)    $18,544            $13,300
         FUBS .................................           N/A           N/A            $   N/A


----------
(2) For the period November, 1996 through December 31, 1996.


     For fiscal 1996 the brokerage commissions shown above paid to Wheat amounted to 38.8% of the Fund's aggregate brokerage commissions on 11.45% of the Fund's aggregate dollar amount of brokerage transactions. For fiscal 1996 the brokerage commissions shown above paid to EVEREN amounted to 3.26% of the Fund's aggregate brokerage commissions on 0.71% of the Fund's aggregate dollar amount of brokerage transactions. For fiscal 1997 the brokerage commissions shown above paid to Wheat amounted to 25.62% of the Fund's aggregate brokerage commissions on 22.39% of the Fund's aggregate dollar amount of brokerage transaction. For fiscal 1997 the brokerage commissions shown above paid to EVEREN amounted to 11.46% of the Fund's aggregate brokerage commissions on 11.32% of the Fund's aggregate dollar amount of brokerage transactions. For fiscal 1998 the brokerage commissions shown above paid to Wheat amounted to 28.4% of the Fund's aggregate brokerage commissions on 28.5% of the Fund's aggregate dollar amount of brokerage transactions. For fiscal 1998 the brokerage commissions shown above paid to EVEREN amounted to 19.6% of the Fund's aggregate brokerage commissions on 19.4% of the Fund's aggregate dollar amount of brokerage transactions.

                                  FUND SHARES

     Each share has one vote, with fractional shares voting proportionately. Shares of the Fund are freely transferable, are entitled to dividends as declared by the Board of Directors, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Directors, or to take other actions as provided in the Articles of Incorporation. In the interest of economy and convenience, the Fund will not issue certificates for its shares.

                       DETERMINATION OF NET ASSET VALUE

     The Fund determines its net asset value per share each day the New York Stock Exchange (the "Exchange") is open.

     Securities for which market quotations are readily available are valued at prices which, in the opinion of the Board of Directors or Mentor Advisors, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the Fund outstanding.

     Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by the Fund are restricted as to resale, Mentor Advisors determines their fair values. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     In the case of certain fixed-income securities, including certain less common mortgage-backed securities, market quotations are not readily available to the Fund on a daily basis, and pricing services may not provide price quotations. In such cases, Mentor Advisors is typically able to obtain dealer quotations for each of the securities on at least a weekly basis. On any day when it is not practicable for Mentor Advisors to obtain an actual dealer quotation for a security, Mentor Advisors may reprice the securities based on changes in the value of a U.S. Treasury security of comparable duration. When the next dealer quotation is obtained, Mentor Advisors compares the dealer quote against the price obtained by it using its U.S. Treasury spread calculation, and makes any necessary adjustments to its calculation methodology. Mentor Advisors attempts to obtain dealer quotes for each security at least weekly, and on any day when there has been an unusual occurrence affecting the securities which, in Mentor Advisors' view, makes pricing the securities on the basis of U.S. Treasuries unlikely to provide a fair value of the securities.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Board of Directors.


                                  TAX STATUS

     The Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders.

     In order to qualify as a "regulated investment company," the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least

50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, the Fund must in general distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Portfolio intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     The Fund is required to withhold 31% of all income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of Fund shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom the Fund is notified that the shareholder has under reported income in the past, or who fails to certify to the Fund that the shareholder is not subject to such withholding. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification.

     Foreign currency-denominated securities and related hedging transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     If more than 50% of the Fund's assets at year end consists of stock or securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including, with respect to a foreign tax credit, a holding period requirement imposed pursuant to the Tax payer Relief Act of 1997), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

     Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations a re subject to change by legislative or administrative actions. Dividends and distributions also may be subject to foreign, state and federal taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, foreign, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that they could be subject to the backup withholding rules described above or that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).


                                 DISTRIBUTION


     Mentor Distributors, LLC ("Mentor Distributors") serves as distributor of the Fund under a Distribution Agreement dated February 1, 1998. Pursuant to the Distribution Agreement, Mentor Distributors agrees to bear the expenses of printing any promotional or sales literature used by Mentor Distributors or furnished by Mentor Distributors to dealers in connection with the public offering of the Fund's shares, including expenses of advertising in connection with such public offerings. Mentor Distributors has not undertaken to sell any specified number of shares of the Fund.


     The Fund or Mentor Distributors may terminate the Distribution Agreement on sixty days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.


                            PERFORMANCE INFORMATION


     Total return for the one-, five-, and ten-year periods (or for the life of the Fund, if shorter) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Fund at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value per share on their respective reinvestment dates. The total return for the one-year period ending December 31, 1998 and the average annual total return for the life of the Fund (May 5, 1992 through December 31, 1998) were 15.47% and 12.48%, respectively.

     The Fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the Fund during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the net asset value per share on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected c all date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The yield for the Fund for the thirty-day period ended December 31, 1998 was 3.99%.


     All data for the Fund are based on past performance and do not predict future results.

     Independent statistical agencies measure the Fund's investment performance and publish comparative information showing how the Fund, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the Fund may distribute these comparisons to its shareholders or to potential investors. The agencies listed below measure performance based on the basis of their own criteria rather than on the basis of the standardized performance measures described above.

       Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, reflecting generally changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, for example year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

       Morningstar, Inc. distributes mutual fund ratings twice a month. the ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/ reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Portfolio's 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

       Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

       Independent publications may also evaluate the Fund's performance. certain of those publications are listed below. The Fund may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

       Business Week publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Portfolios are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

       Investor's Business Daily publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

       Barron's periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Portfolios, Growth Portfolios, U.S. Government Portfolios, Equity Income Portfolios, Global Portfolios, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

       The Wall Street Journal publishes its Mutual Portfolio Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

       Fortune magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Portfolios are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3- year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

       Money magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

       Financial World publishes its monthly Independent Appraisals of Mutual Portfolios, a survey of approximately 1000 mutual funds. Portfolios are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate - and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

       Forbes magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Portfolios performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

       Kiplinger's Personal Finance Magazine (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Portfolios are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Portfolios compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Portfolios are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

       U.S. News and World Report periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Portfolios compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

       The 100 Best Mutual Portfolios You Can Buy (1992), authored by Gordon K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a fivepoint system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."

                MEMBERS OF INVESTMENT TEAMS AT MENTOR ADVISORS

     The following persons are investment personnel of Mentor Advisors, as indicated.


LARGE CAPITALIZATION QUALITY EQUITY GROWTH

JOHN G. DAVENPORT, CFA -- MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER
Mr. Davenport has twelve years of investment management experience. He joined the Mentor organization after heading equity research for Lowe, Brockenbrough, Tierney, & Tattersall. He earned his undergraduate business degree from the University of Richmond and his graduate degree in business from the University of Virginia.

RICHARD H. SKEPPSTROM II -- VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Skeppstrom has six years of investment management experience. He has earned both his undergraduate degree and masters of business administration from the University of Virginia.

RICHARD L. RICE, CFA -- VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Rice has twenty-four years' experience in the securities industry. Prior to joining the Mentor organization in 1993, he was a partner in the equity management software firm, Parata Analytics Research, which was acquired by the Mentor organization. His previous responsibilities include director of Research for Signet Asset Management, Senior Research Analyst for Capitoline Investment Services, and research positions at First Atlanta Corp. and Southeast Banking. He earned his undergraduate business degree from the University of Florida.

ACTIVE FIXED-INCOME

P. MICHAEL JONES, CFA -- MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER
Mr. Jones has eleven years of investment management experience.Mr. Jones is responsible for the design and implementation of the fixed-income group's proprietary analytical system. He earned his undergraduate degree from the College of William and Mary.


DENNIS F. CLARY, CFA -- SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Clary joined Mentor in 1998 and has over 20 years of investment management experience. Prior to joining Mentor's Fixed Income Team, he worked for three years as a Vice President and Senior Portfolio Manager for First America Investment Corporation. He previously was employed for four years as a Vice President and Portfolio Manager at CSI Asset Management, Inc. and prior to that for four years in a similar role by Investment & Capital Management Corporation. Mr. Clary received his BA and MBA degrees from Ohio State University.

TIMOTHY ANDERSON, CFA -- SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Anderson has 8 years of investment management experience. He joined Mentor in June, 1998. Prior to joining Mentor's Fixed-Income Team, he worked for two years as a Senior Fixed Income Analyst at Investment Advisors, Inc. Previous to that he was employed for five years as a Senior Investment Analyst at St. Paul Fire & Marine Insurance Company and for two years as an Analyst for Duff & Phelps Credit Rating Company. He received a BS degree from DePaul University and an MBA degree from the University of Chicago.

TODD C. KUIMJIAN -- CREDIT/RESEARCH ANALYST
Mr. Kuimjian has three years of investment experience. He is responsible for maintaining credit information on corporate issuers and assisting Mr. McClelland in evaluating the risk/return characteristics of corporate securities. Prior to assuming his current duties, Mr. Kuimjian served as an investment accountant/systems analyst and later as a senior investment administrator within Mentor's investment services group. He holds an undergraduate degree from Virginia Polytechnic Institute and is also a CPA.


KEITH WANTLING
Mr. Wantling has five years of experience. Mr. Wantling performs analysis and screening for credit sensitive private label mortgage-backed securities and directs the firm's portfolio analysis effort. He holds his undergraduate degree in accounting information systems from Virginia Polytechnic Institute.

SMALL-TO-MEDIUM CAPITALIZATION EQUITY GROWTH

THEODORE W. PRICE, CFA -- MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER
Mr. Price has over thirty years of investment management experience, with over twenty-three years' tenure at Charter Asset Management, the predecessor to Mentor Advisors. He has managed Mentor Growth Portfolio since its inception. He earned both his undergraduate degree and masters of business administration from the University of Virginia.

LINDA A. ZIGLAR, CFA -- PORTFOLIO MANAGER
Ms. Ziglar has seventeen years of investment management experience. Ms. Ziglar joined Charter Asset Management, the predecessor to Mentor Advisors, from Federated Investors, where she managed $300 million in equity assets. She holds an undergraduate degree from Randolph-Macon Woman's College where she graduated summa cum laude. She also holds a graduate degree in business administration from the University of Pittsburgh.

JEFFREY S. DRUMMOND, CFA -- VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Drummond has eight years of investment management experience. Mr. Drummond began his career as a portfolio analyst in the Investment Strategy Department at Wheat First Butcher Singer, where he shared responsibility for directing $100 million in assets following the Strategic Sectors Portfolio. He received his undergraduate degree in finance from the University of Richmond, where he graduated cum laude.


EDWARD RICK IV
Mr. Rick has two years of investment management experience. He received his undergraduate degree in finance from the University of Richmond, where he graduated cum laude.



                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Fund's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. Prior to the 1997 fiscal year, Deloitte & Touche L.L.P., 707 East Main Street, Richmond, Virginia 23219, served as the Fund's independent accountants.

                                    RATINGS

     The rating services' descriptions of corporate bonds are:


MOODY'S INVESTORS SERVICE, INC.:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


STANDARD & POOR'S:

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

     The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

     o liquidity ratios are adequate to meet cash requirements;

     o long-term senior debt is rated "A" or better;

     o the issuer has access to at least two additional channels of borrowing;

     o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

     o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

     o the reliability and quality of management are unquestioned.

     Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

     o evaluation of the management of the issuer;

     o economic evaluation of the issuer's industry or industries and an appraisal of speculative- type risks which may be inherent in certain areas;

     o evaluation of the issuer's products in relation to competition and customer acceptance;

     o liquidity;

     o amount and quality of long-term debt;

     o trend of earnings over a period of ten years;

     o financial strength of parent company and the relationships which exist with the issuer; and

     o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


NOTE RATINGS:

     MIG1/VMIG1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

     MIG2/VMIG2 -- This designation denotes high quality. Margins of protection are a mple although not so large as in the preceding group.

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                              FINANCIAL STATEMENTS


     The Independent Auditors' Report, financial highlights, and financial statements in respect of the Fund, included in the Fund's Annual Report for the fiscal year ended December 31, 1998, filed electronically on February 26, 1999 (File No. 811-6549; Accession No. 916641-99-000118), are incorporated by reference into the Statement of Additional Information.

                          AMERICA'S UTILITY FUND, INC.

                           PART C.  OTHER INFORMATION

Item 23.    Exhibits

         b. Exhibits

            (1) Articles of Incorporation. (b)
            (2) By-laws. (b)
            (3) Article  V of the  Articles  of  Incorporation,
                and  Article  I  of  the  By-laws set forth
                provisions related to shareholder rights.
            (4)
                (A) Management Contract dated February 1, 1998. (b)
                (B) Administrative Services Agreement dated February 1, 1998.(b)
            (5) Distribution Agreement, dated as of February 1, 1998. (b)
            (6) Not Applicable.
            (7) Custody Agreement dated March 1, 1995 (a)
            (8)

                (A) Shareholder Service Agreement dated February 1, 1998. (b)

                (B) Transfer Agency and Services Agreement dated August 21,
                    1995. (a)
                (C) Sub-Transfer Agency Agreement dated August 21, 1995. (a)
            (9)
                 (A) Opinion of Counsel, including consent. (b)
                 (B) Opinion of Special Maryland Counsel, including consent. (a)

            (10) (A) Consent of Independent Auditors. (c)
                 (B) Consent of Independent Auditors. (e)

            (11) Not Applicable.
            (12) Not Applicable.
            (13) Not Applicable.
            (14) Financial Data Schedule (e)
            (15) Not Applicable.
            (16) Powers of Attorney. (d)



(a) Incorporated by reference to Registrant's Post-Effective Amendment No. 6 on Form N-1A filed May 1, 1997.
(b) Incorporated by reference to Registrant's Post-Effective Amendment No. 7 on Form N-1A filed April 30, 1998.
(c) Incorporated by reference to Registrant's Post-Effective Amendment No. 8 on Form N-1A filed June 3, 1998.

(d) Incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed February 26, 1999.
(e) Filed herewith

Item 24: Persons Controlled by or Under Common Control with Registrant

                  None



Item 25: Indemnification

         The information required by this item is incorporated herein by reference from Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (Reg. No. 33-45437) under the Securities Act of 1933, filed on February 16, 1995.

Item 26. Business or Other Connections of Investment Adviser



 The business and other connections of each director, officer, or partner of the entities below in which such director, officer, or partner is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee are set forth in the following tables.

      (a) The following is additional information with respect to the directors and officers of Mentor Investment Advisors, LLC:

                                                    Business, Profession,
                                                   Vocation or Employment
                               Position with            during the past
         Name                Investment Adviser        two fiscal years

John G. Davenport            Managing Director        Managing Director,
                                                      Mentor Investment
                                                      Group, LLC.


R. Preston Nuttall           Managing Director        Managing Director,
                                                      Mentor Investment
                                                      Group, LLC.


Paul F. Costello             Managing Director        Managing Director,
                                                      Mentor Investment Group,
                                                      LLC; President, Mentor
                                                      Funds, Mentor
                                                      Institutional Trust, Cash
                                                      Resource Trust, Mentor
                                                      Income Fund, Inc.; and
                                                      America's Utility Fund,
                                                      Inc.; Senior Vice
                                                      President, Mentor
                                                      Distributors, LLC;
                                                      Managing Director, Mentor
                                                      Perpetual Advisors, LLC.


P. Michael Jones             Managing Director        Managing Director,
                                                      Mentor Investment
                                                      Group, LLC.

Peter J. Quinn, Jr.          Managing Director        Managing Director,
                                                      Mentor Investment
                                                      Group, LLC.

Daniel J. Ludeman            Chairman                 Chairman and Chief
                                                      Executive Officer,
                                                      Mentor Investment
                                                      Group, LLC.

Karen H. Wimbish             Managing Director        Managing Director,
                                                      Mentor Investment
                                                      Group, LLC.


Terry L. Perkins             Treasurer                Senior Vice President,
                             Secretary                Mentor Investment Group,
                                                      L.L.C.

Michael A. Wade              Controller               Vice President, Mentor
                                                      Investment Group, L.L.C.




* The address of Mentor Investment Group, LLC, Wheat, First Securities, Inc., Wheat First Butcher Singer, Inc., Mentor Funds, Mentor Income Fund, Inc., and Mentor Investment Advisors, LLC is 901 East Byrd Street, Richmond, VA 23219.

Item 27.  Principal Underwriters:

     (a) Mentor Distributors, LLC, the Fund's principal underwriter, acts as principal underwriter for the following investment companies:

          The Mentor Funds
             o Mentor Growth Portfolio
             o Mentor Balanced Portfolio
             o Mentor Capital Growth Portfolio
             o Mentor Perpetual Global Portfolio
             o Mentor High Income Portfolio
             o Mentor Income and Growth Portfolio
             o Mentor Quality Income Portfolio
             o Mentor Municipal Income Portfolio
             o Mentor U.S. Government Money Market Portfolio
             o Mentor Money Market Portfolio
             o Mentor Tax-Exempt Money Market Portfolio

          Cash Resource Trust
             o Cash Resource Money Market Fund
             o Cash Resource U.S. Government Money Market Fund
             o Cash Resource Tax-Exempt Money Market Fund
             o Cash Resource California Tax-Exempt Money Market Fund
             o Cash Resource New York Tax-Exempt Money Market Fund

          Mentor Institutional Trust
             o Mentor U.S. Government Cash Management Portfolio
             o Mentor Fixed-Income Portfolio
             o Mentor Perpetual International Portfolio

          Mentor Investment Group
             o Mentor Income Fund
             o America's Utility Fund

          Mentor Variable Investment Portfolios
             o Mentor VIP Growth Portfolio
             o Mentor VIP Balanced Portfolio
             o Mentor VIP Capital Growth Portfolio
             o Mentor VIP Perpetual International Portfolio
             o Mentor VIP High Income Portfolio

     (b)  Information concerning officers of Mentor Distributors, LLC:


Name And Principal        Positions And Offices      Positions And Offices
Business Address*           With Underwriter           With Registrant
-----------------         --------------------       ---------------------
  Lynn Mangum                  Chairman                  Inapplicable
  D'Ray Moore                  President                 Inapplicable
  Dennis Sheehan               Executive Vice President  Inapplicable
  William J. Tomko             Senior Vice President     Inapplicable
  Mark J. Rybarczyk            Senior Vice President     Inapplicable
  Kevin J. Dell                Vice President and        Inapplicable
                                  Secretary
  Michael D. Burns             Vice President            Inapplicable
  David Blackmore              Vice President            Inapplicable
  Robert L. Tuch               Assistant Secretary       Inapplicable
  Steven Ludwig                Compliance Officer        Inapplicable

*Principal Address for all Officers:
   BISYS Fund Services, Inc.
   3435 Stelzer Road
   Columbus, Ohio 43219-8000


     (c)  Inapplicable.

Item 28. Location of Accounts and Records

         Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Fund at 901 East Byrd Street, Richmond, Virginia 23219 or by Boston Financial Data Services, Inc., the Registrant's transfer agent, at 2 Heritage Drive, North Quincy, Massachusetts 02171. Records relating to the duties of the Registrant's custodian are maintained by the Registrant's Custodian, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105. Records relating to the duties of the Registrant's distributor are maintained by the Registrant's Distributor, Mentor Distributors, LLC, 3435 Stelzer Road, Columbus, Ohio 432219-8000.



Item 29. Management Services

         Inapplicable.

Item 30. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, and Commonwealth of Virginia, on the 30th day of April, 1999:


                                       AMERICA'S UTILITY FUND, INC.

                                       By:  /s/ Paul F. Costello
                                            -----------------------
                                              Paul F. Costello
                                              President



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of April, 1999:


            *
______________________________                       Director, President and
      Daniel J. Ludeman                              Principal Executive Officer



            *
______________________________                       Director
      Louis W. Moelchert, Jr.

            *
______________________________                       Director
      Thomas F. Keller

            *
______________________________                       Director
      Arnold H. Dreyfuss

            *
______________________________                       Director
      Troy A. Peery, Jr.

            *
______________________________                       Director
      Peter J. Quinn, Jr.

            *
______________________________                       Director
      Arch T. Allen, III

             *
______________________________                       Director
      Weston E. Edwards

             *
______________________________                       Director
      Jerry R. Barrentine

             *
______________________________                       Director
      J. Garnett Nelson



/s/   Terry L. Perkins
______________________________                       Treasurer, Principal
      Terry L. Perkins                               Accounting Officer, and
                                                     Principal Financial
                                                     Officer



*By: /s/ Paul F. Costello
     --------------------------
      Paul F. Costello
      Attorney-in-fact

                               INDEX TO EXHIBITS




(10)(b)  Consent of Accountants
(14)     Financial Data Schedule